UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2006 (May 30, 2006)

Commission		IRS Employer
File Number	Exact name of registrant as specified in its charter	Identification No.
1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

MARYLAND

(State of Incorporation of both registrants)

750 E. PRATT STREET, BALTIMORE, MARYLAND	21202
(Address of principal executive offices)	(Zip Code)

410-783-2800

(Registrants’ telephone number, including area code)

NOT APPLICABLE

 (Former name, former address
and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On May 30, 2006, Mayo A. Shattuck, Chairman, President and Chief Executive Officer of Constellation Energy Group, Inc. issued the employee communication attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Employee Communication from Mayo A. Shattuck

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date:	May 30, 2006	/s/ Charles A. Berardesco
Charles A. Berardesco
Associate General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employee Communication from Mayo A. Shattuck